Exhibit 99.1

November 2010 Investor Presentation

Deliver superior total shareholder returnsGenerate consistent, predictable earnings growthMaintain a strong balance sheet and financial flexibilityPosition the Company to grow annual dividend         1 Ramco’s Strategic Goals

 “Our business plan is simple, to produce sustainable FFO growth and deliver long-term value for our shareholders.”     Capitalize on high-quality shopping center portfolio        Allocate capital conservatively for external growth         Dominant locations in major metropolitan marketsExisting diverse, stable and credit-quality tenant base Significant embedded leasing and redevelopment opportunities in the core portfolio Continue to strengthen the balance sheet   Acquire shopping centers to diversify markets and upgrade portfolio Maximize development returns and minimize risk through land sales and partner participation           Improve debt metrics Extend debt maturities, enhance liquidity and promote financial flexibility    2         Strategies to Grow Shareholder Value

Execution of a Focused Strategy

Communicated Goals	Achievements in 2010
Improve Core Operations and Demonstrate Conservative Growth	INTERNAL: ▪ Executed 11 mid-box leases with national and regional tenants ▪ Delivered 6 of 8 value-added existing redevelopment projects involving the addition or expansion of at least one anchor tenant promoting stability and value ▪ Nearing completion on 2 remaining redevelopment projects anticipated for the fourth quarter of 2010 ▪ Improving Same-center NOI and Occupancy through first nine months of 2010 EXTERNAL: ▪ Acquired Liberty Square shopping center in Chicago MSA ▪ Acquired $32.7 million note securing Merchants' Square in Carmel, IN for $16.8 million
Strengthen the Balance Sheet and Improve Liquidity	▪ Raised approximately $75.7 million in equity, which was used to pay down debt ▪ Closed on a new, 10-year $31.3 million CMBS loan for properties in Michigan and Ohio ▪ Closed on a new 5-year $14.7 million CMBS loan for Aquia Office Building ▪ Reduced term loan by half and paid-off two mortgages early ▪ Extended average term of consolidated debt to 5.2 years

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Strong Markets and High-Quality Centers

5 1MSA per US Census Bureau.  2Per CoStar Group.             Approximately 90% of the total portfolio is  located in 15 of the top 100 MSAs1 in the Country Focus on strong trade area demographics that far exceed state wide averagesTitle:   Located in Leading Metropolitan Markets

6 Largest owner and manager of shopping centers in the Metro Detroit area Current leased occupancy of 94.3%, versus national average leased occupancy of 92.6%   Large, high-quality centers with average total  center GLA of 272,000 square feet High-income, densely populated sub-markets     1Includes both anchor owned and landlord owned space. 2Source: CoStar Group: Numbers represent averages for 3-mile trade area. Dominant portfolio in SE Michigan          SE Michigan         SE Florida           Large concentration of properties create economies of scale Infill market locations with superior demographics Seven Publix anchored centers generating sales of $553 psf           Significant Ownership in SE Florida Competitive Advantage in Michigan and Florida

7 Diverse line-up of high-quality national and regional tenants that account for 81% of total base rent Average center has 2.3 anchors, promoting stability Over 52% of our centers are grocery anchored  Average grocer sales of $464 PSF, 25% higher than industry average Top tenant concentration vs. peers1     Top tenants2 Strong Line-up of Anchor Tenants 1Source: Company filings as of September 30, 2010. 2Source: RPT Financial and Operating Supplement for the quarter ended September 30, 2010.

Top Names in Convenience Draws Emphasis on leasing to national and regional chains to provide stability, improved credit-quality and secondary tenant draw to our centers.1         1List not comprehensive for any category. 8

9 Improving Operating Metrics           Total Portfolio Occupancy     YTD Same-center Cash NOI      Cash Leasing Spreads          89.7%     89.5%     90.8%     90.5%     -1.8%     -1.5%     -12.9%   -1.6%     89.8%     91.1%     -1.5%     -0.2%     Source: RPT Financial and Operating Supplements for the quarters ended March 31, June 30 and September 30, 2010.

10 Positive Leasing Momentum Since January of 2010, the Company has signed 11 mid-box leases       totaling 300,000 square feet with national and regional chains including        TJ Maxx, Best Buy, Ross Dress for Less, Old Navy, Staples, Golfsmith and        Total WineFor the remainder of 2010, the Company anticipates signing at least 4 additional mid-box leases totaling 100,000 square feet to replace vacant        spaces or underperforming tenantsAnticipate achieving a full-year effect of new mid-box lease signings in 2012          2010 Leasing Velocity         Mid-Box Leasing Activity      “Leasing velocity is continuing to show positive momentum, which is reflected in the record number of new leases projected to be signed in 2010 .”    The Company is on pace to achieve its highest level of new lease signings and renewals during 2010

Upgrading the Portfolio through Redevelopment

The Company's value-add redevelopment program is designed to improve the NAV and NOI of existing shopping centers through:

1. **Leasing vacant anchor space or replacing underperforming anchor tenants**
2. **Accommodating new anchor retailers desirous of entering the market and being at the ideal location**
3. **Expanding existing successful anchor tenants**

The Shops at Old Orchard, West Bloomfield, Michigan

- Former Farmer Jack anchored center acquired in 2008
- Replaced Farmer Jack with upscale specialty grocer Plum Market
- Added national and regional in-line tenants including Running Fit and Five Guys Burgers & Fries as well as popular local retailers such as Churchill's Cigars and 7 Bar and Grill
- Completed façade renovation, parking lot improvements and pylon signage upgrades
- Cost $10.4M, ROI 11.9%, stabilizing end of 2010[1]

BEFORE



AFTER


plum market

[1]Source: RPT Financial and Operating Supplement for the quarter ended September 30, 2010.

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Opportunities for External Growth

External Growth Opportunities

Acquisition Philosophy	▪ Metro markets in identified growth areas with value-added potential ▪ Focus on market dominant community shopping centers with a grocery and/or discount anchor component ▪ Geographic diversification ▪ Disposition of non-strategic assets to upgrade portfolio and markets

Development Philosophy	▪ Pursue a conservative approach to existing pipeline of potential future projects including land sales and partner participation
	▪ Developments will only be considered upon achieving certain, specific criteria:
	  ▪ Critical mass of signed anchor leases
	  ▪ Demonstrated demand for small shop retail
	  ▪ Firm construction costs
	  ▪ Construction financing in place

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14 Growing the Portfolio-Acquisition of Liberty Square      107,000 grocery-anchored community center in Chicago MSA market Jewel-Osco currently generating sales of over $650 PSF 3 mile trade area average household income of $112,000 89% occupancy at time of purchase with existing lease-up opportunities 8.0% capitalization rate on 2011 budgeted NOI Liberty Square, Wauconda (Chicago), Illinois    “The acquisition of Liberty Square underscores our strategy of acquiring shopping centers with value-added potential in high growth markets emphasizing geographic diversification.”

15 Strategic Investment-Merchants’ Square         Purchased $32.7 million note for $16.8 million Partner’s ownership interest transferred in October 2010 360,000 square foot power center with strong national and regional tenants 3 mile trade area average population of 61,740 and household income of $114,636 Opportunity to add value through lease-up of vacant Hobby Lobby, lease obligated through December 31, 2013 Approximately 10.0%  unleveraged ROI Merchants’  Square in Carmel, Indiana

Conservative Development Program

Criteria to commence vertical construction:

- Critical mass of anchor tenants in place
- Demonstrated demand for small shop retail
- Firm construction costs
- Construction financing secured

Development projects:

- **The Town Center at Aquia, Stafford County, VA:**
  - Anchor commitments for Regal Theater, Gold's Gym, The Learning Experience
  - Sale of office and residential components
  - Joint venture for retail phases
- **Gateway Commons, Lakeland, FL:**
  - 340,000 SF power center adjacent to our Target anchored, Shoppes of Lakeland shopping center
  - Very strong anchor retail interest from Kohl's, Ross Dress For Less, Toys R Us, LA Fitness, Dick's Sporting Goods, Wine Time, Old Navy and PetSmart
  - Potential anchor and out parcel sales
- **Hartland Towne Square, Hartland Twp., MI:**
  - Sale of land parcels to Meijer (opened), Menard's (Jan. 2011), Belle Tire (opened) and Tim Horton's
  - Continue to market remaining land for retail, entertainment & other uses including medical, school and office
- **Parkway Shops, Jacksonville, FL:**
  - 330,000 SF power center directly across from River City Marketplace
  - Very strong anchor retail interest from Kohl's, Target, HH Gregg, Dick's Sporting Goods, TJ Maxx as well as numerous other destination users
  - Potential anchor and out parcel sales

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Strengthened Balance Sheet

18 Current Financial Position           Debt Maturities 2010-2012     Capitalization      Weighted average term to maturity 5.2 years.      Debt information as of September 30, 2010.

19 Delivering on Balance Sheet Strategy           Funded two acquisitions expected to generate first year returns of 9.3%Paid off RPT’s share of two mortgages on joint venture propertiesCompletion of Merchants’ Square consolidation will reduce JV debt by another $32.7 millionGrowing pool of consolidated unencumbered assets valued at approximately $100 million         3Q2010 Activity

20 Selling Assets to Meet Strategic Objectives    “We continuously review and evaluate the portfolio to identify potential sales with an eye towards (1) upgrading the portfolio, (2) generating capital to pay down debt, and (3) redeploying capital into new markets and assets. Potential asset sales: Core properties that are fully-valued Non-core Market has moved Possible future risk Out parcels Three assets currently being marketed for sale, which are expected to generate between $40-$45 million in proceeds to Ramco: Fully-valued/potential future riskDiversify out of the market Use proceeds to pay down debt

Attractive Investment






Publix

- Focused business plan with demonstrated results
- High-quality, multi-anchor shopping centers in strong metropolitan markets
- Improving operating metrics
- Strengthened balance sheet
- Experienced and knowledgeable management team
- Competitive, secure dividend yield of 5.3%, versus 4.0% for shopping center peers[1]

[1]Source: SNL.

RAMCO GERSHENSON PROPERTIES TRUST

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22       Ramco-Gershenson Properties Trust considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.   Certain factors could occur that might cause actual results to vary. These include our success or failure in implementing our business strategy, economic conditions generally and in the commercial real estate and finance markets specifically, our cost of capital, which depends in part on our asset quality, our relationships with lenders and other capital providers, our business prospects and outlook, changes in governmental regulations, tax rates and similar matters, and our continuing to qualify as a REIT, and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission. Safe Harbor Statement

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